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32.1     Certification of the Chief Executive Officer and Chief Financial
         Officer of Bentley Commerce Corp. pursuant to Section 906 of the Sarbanes Oxley Act of 2002

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of Bentley Commerce Corp. (the "Company") for the year ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Bruce Kamm, Chief Executive Officer and Chief Financial Officer of Bentley Commerce Corp., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 15, 2004

                                      /s/Bruce Kamm
                                      ----------------
                                      Bruce Kamm
                                      Chief Executive Officer

                                      /s/ Bruce Kamm
                                      -----------------
                                      Bruce Kamm
                                      Chief Financial Officer